Supplement dated March 16, 2012

to the Class J Shares Prospectus

for Principal Funds, Inc.

dated December 30, 2011

(as supplemented on January 31, 2012)

This supplement updates information currently in the Prospectus.  Retain this supplement with the Prospectus.

FUND SUMMARIES

Preferred Securities Fund

In the Performance section, delete the paragraph above the heading “Total Returns as of December 31 each year (Class J shares)” and substitute:

Performance of a blended index shows how the Fund's performance compares to an index with similar investment objectives. Performance of the components of the blended index are also shown. The weightings for the Preferreds Blended Index in the Average Annual Total Returns table are 50% BofA Merrill Lynch Fixed Rate Preferred Securities and 50% Barclays Capital U.S. Tier I Capital Securities Index. The custom or blended index returns reflect the allocation in effect for the time period(s) for which fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION

On page 31, delete the text under the sub-heading “Payments to Financial Professionals and Their Firms” and substitute:

Shares of the Fund are sold primarily through a broker-dealer or other financial intermediary, such as a bank. Intermediaries market and sell shares of the Funds and/or provide services to the Funds' shareholders. These intermediaries receive compensation from the Distributor and its affiliates for selling shares of the Funds, making referrals and/or providing services to the Funds' shareholders. The Distributor and its affiliates may fund this compensation from various sources, including any sales charge and/or Rule 12b-1 fee that the shareholder or the Funds pay to the Distributor.

The Distributor and/or its affiliates provide services to and/or funding vehicles for retirement plans and employer sponsored benefit programs. The Distributor and its affiliates may pay a bonus or other consideration or incentive to intermediaries if a participant in such a retirement plan establishes a rollover individual retirement account with the assistance of a registered representative of an affiliate of Distributor, if the intermediary sold the funding vehicle the retirement plan utilizes or if the intermediary subsequently became the broker of record with regard to the retirement plan. The Distributor and its affiliates may pay a bonus or other consideration or incentive to intermediaries if an employee covered under an employer sponsored benefit program purchases a product from an affiliate of Distributor with the assistance of a registered representative of an affiliate of Distributor, if the intermediary sold the funding vehicle the employer sponsored benefit program utilizes or if the intermediary subsequently became the broker of record with regard to the employer sponsored benefit program.

The intermediary may pay to its Financial Professionals some or all of the amounts the Distributor and its affiliates pay to the intermediary.

The Distributor and its affiliates may, from time-to-time, at its expense or through use of amounts it receives from the Fund through Rule 12b-1 fees, pay a bonus or other consideration or incentive to intermediaries who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds' shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, the Distributor and its affiliates may provide financial support to intermediaries that sell shares of the Funds. This support is based primarily on the amount of sales of fund shares and/or total assets in the Funds. The amount of support may be affected by total sales; net sales; levels of redemptions; the intermediary’s support of, and participation in, Distributor's marketing programs and the extent of an intermediary’s marketing programs relating to the Funds. Financial support to intermediaries may be made from payments from resources of Distributor or its affiliates, from its retention of underwriting concessions and from Rule 12b-1 fees.

Additionally, in some cases the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, training and marketing efforts related to the Funds. Such activities may be sponsored by intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses.

For more information, see the Statement of Additional Information (SAI). The amounts paid to intermediaries vary by share class and may vary by fund.

The payments described in this prospectus may create a conflict of interest by influencing your Financial Professional or your intermediary to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your Financial Professional or visit your intermediary's website for more information about the total amounts paid to them by Principal and its affiliates, and by sponsors of other mutual funds your Financial Professional may recommend to you.

Your intermediary may charge you additional fees other than those disclosed in this prospectus. Ask your Financial Professional about any fees and commissions they charge.

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